1Q | 2016

Supplemental Information

FURNISHED AS OF MAY 4, 2016 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Statements of Income Information

7	Balance Sheet Information

8	Debt Metrics

9	Investment Activity

10	Portfolio by Market and Building Size

11	Square Feet by Provider

12	Square Feet by Proximity

13	Lease Maturity and Tenant Size

14	Occupancy Information

15	Same Store Properties

16	Reconciliation of NOI

17	Same Store Leasing Statistics

18	Components of Net Asset Value

19	Components of Expected 2016 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” "budget," “components of expected 2016 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2015 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	1Q I 2016 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of March 31, 2016, the Company had investments of approximately $3.4 billion in 199 real estate properties in 30 states totaling approximately 14.3 million square feet. The Company provided leasing and property management services to approximately 9.9 million square feet nationwide.

Corporate Headquarters

Healthcare Realty Trust Incorporated
West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
J. Christopher Douglas	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Nancy H. Agee	President and Chief Executive Officer, Carilion Clinic
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Peter F. Lyle	Vice President of Health Systems, Pharma and Medical Practice Services, Medical Management Associates, Inc.
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Christann M. Vasquez	President, Dell Seton Medical Center at University of Texas
Dan S. Wilford	Retired Chief Executive Officer, Memorial Hermann Healthcare System

HEALTHCARE REALTY I 3	1Q I 2016 SUPPLEMENTAL INFORMATION

Corporate Information

Professional Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120-4100

Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7
Senior Notes due 2025	OTC	HR	421946AJ3

Dividend Reinvestment Plan

Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Direct Deposit of Dividends

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Dividends Declared

On May 3, 2016, the Company declared a dividend of $0.30 per share, payable on May 31, 2016, to stockholders of record on May 16, 2016.

Analyst Coverage

Goldman, Sachs & Co.	KeyBanc Capital Markets Inc.

Green Street Advisors, Inc.	Mizuho Securities USA Inc.

J.J.B. Hilliard W.L. Lyons, LLC	RBC Capital Markets, LLC

J.P. Morgan Securities LLC	Stifel, Nicolaus & Company, Inc.

JMP Securities LLC	SunTrust Robinson Humphrey, Inc.

Morgan Stanley	Wells Fargo Securities, LLC

HEALTHCARE REALTY I 4	1Q I 2016 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2016	2015				2014
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Net Income Attributable to Common Stockholders	$9,156	$18,658	$27,480	$17,916	$5,382	$18,073	$3,991	$5,971
Gain on sales of real estate properties	—	(9,138)	(16,486)	(41,549)	—	(9,280)	—	(3)
Impairments of real estate assets	—	687	310	—	3,328	995	4,505	3,105
Real estate depreciation and amortization	30,800	29,907	29,317	29,388	29,370	28,707	28,450	27,722
Total adjustments	30,800	21,456	13,141	(12,161)	32,698	20,422	32,955	30,824
Funds from Operations Attributable to Common Stockholders	$39,956	$40,114	$40,621	$5,755	$38,080	$38,495	$36,946	$36,795
Acquisition costs (3)	1,618	1,068	121	167	38	471	188	49
Loss on extinguishment of debt	—	—	—	27,998	—	—	—	—
Pension termination	—	—	—	5,260	—	—	—	—
Impairment of internally-developed software	—	—	—	654	—	—	—	—
Severance expense	—	—	—	—	141	—	—	—
Security deposit recognized upon sale	—	—	—	—	—	(407)	—	—
Reversal of restricted stock amortization upon director / officer resignation	—	(40)	—	—	—	(115)	(445)	—
Revaluation of awards upon retirement	89	—	—	—	—	—	—	—
Refund of prior year overpayment of certain operating expenses	—	—	—	—	—	—	—	(1,919)
Normalized Funds from Operations Attributable to Common Stockholders	$41,663	$41,142	$40,742	$39,834	$38,259	$38,444	$36,689	$34,925
Funds from Operations per Common Share—Diluted	$0.39	$0.40	$0.41	$0.06	$0.38	$0.39	$0.38	$0.38
Normalized Funds from Operations Per Common Share—Diluted	$0.41	$0.41	$0.41	$0.40	$0.39	$0.39	$0.38	$0.36
FFO Weighted Average Common Shares Outstanding	102,165	100,474	99,997	99,945	99,137	98,086	97,329	95,798

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)	Acquisition costs in Q1 2016 include a credit to the seller related to a loan prepayment, broker's commission and excise taxes.

HEALTHCARE REALTY I 5	1Q I 2016 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

	2016	2015				2014
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Revenues
Rental income	$98,740	$97,466	$95,383	$95,450	$95,034	$93,648	$92,095	$89,279
Mortgage interest	—	—	29	31	31	32	44	969
Other operating	1,281	1,116	1,313	1,227	1,391	1,320	1,474	1,423
	100,021	98,582	96,725	96,708	96,456	95,000	93,613	91,671
Expenses
Property operating	35,406	36,758	35,247	33,927	34,263	33,386	34,204	33,635
General and administrative	10,246	7,216	6,258	6,713	6,738	5,990	5,185	5,661
Depreciation	27,693	27,019	26,571	26,552	26,387	25,881	25,345	24,491
Amortization	2,700	2,556	2,386	2,474	2,667	2,630	2,656	2,775
Bad debts, net of recoveries	(39)	9	(21)	27	(207)	(92)	3	73
	76,006	73,558	70,441	69,693	69,848	67,795	67,393	66,635
Other Income (Expense)
Gain on sales of real estate properties	—	9,138	5,915	41,549	—	—	—	—
Interest expense	(14,938)	(14,885)	(15,113)	(17,213)	(18,322)	(18,237)	(18,192)	(18,066)
Loss on extinguishment of debt	—	—	—	(27,998)	—	—	—	—
Pension termination	—	—	—	(5,260)	—	—	—	—
Impairment of real estate assets	—	(1)	(310)	—	(3,328)	—	—	—
Impairment of internally-developed software	—	—	—	(654)	—	—	—	—
Interest and other income, net	86	78	72	147	91	91	409	2,035
	(14,852)	(5,670)	(9,436)	(9,429)	(21,559)	(18,146)	(17,783)	(16,031)

Income From Continuing Operations	9,163	19,354	16,848	17,586	5,049	9,059	8,437	9,005

Discontinued Operations
Income (loss) from discontinued operations	(7)	(10)	61	330	333	729	221	108
Impairments of real estate assets	—	(686)	—	—	—	(995)	(4,505)	(3,105)
Gain on sales of real estate properties	—	—	10,571	—	—	9,280	—	3
Income (Loss) From Discontinued Operations	(7)	(696)	10,632	330	333	9,014	(4,284)	(2,994)

Net Income	9,156	18,658	27,480	17,916	5,382	18,073	4,153	6,011
Less: Net income attributable to noncontrolling interests	—	—	—	—	—	—	(162)	(40)
Net Income Attributable To Common Stockholders	$9,156	$18,658	$27,480	$17,916	$5,382	$18,073	$3,991	$5,971

HEALTHCARE REALTY I 6	1Q I 2016 SUPPLEMENTAL INFORMATION

Balance Sheet Information (1)
(dollars in thousands, except per share data)

ASSETS

	2016	2015
Real estate properties:	Q1	Q4	Q3	Q2	Q1
Land	$201,157	$198,585	$186,108	$186,231	$187,951
Buildings, improvements and lease intangibles	3,181,748	3,135,893	3,042,367	3,033,213	3,077,828
Personal property	9,881	9,954	9,833	9,970	10,014
Construction in progress	31,669	19,024	15,455	8,284	—
Land held for development	17,434	17,452	17,475	16,952	21,376
Total real estate properties	3,441,889	3,380,908	3,271,238	3,254,650	3,297,169
Less accumulated depreciation and amortization	(790,819)	(761,926)	(737,398)	(730,125)	(723,393)
Total real estate properties, net	2,651,070	2,618,982	2,533,840	2,524,525	2,573,776
Cash and cash equivalents	2,174	4,102	8,497	8,431	10,417
Mortgage notes receivable	—	—	—	1,900	1,900
Assets held for sale and discontinued operations, net	706	724	6,380	14,192	14,164
Other assets, net (2)	187,665	186,416	186,221	184,592	182,605
Total assets	$2,841,615	$2,810,224	$2,734,938	$2,733,640	$2,782,862

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes and bonds payable (2)	$1,418,347	$1,424,992	$1,374,537	$1,381,865	$1,438,962
Accounts payable and accrued liabilities	66,013	75,489	65,839	57,143	50,144
Liabilities of discontinued operations	20	33	216	168	102
Other liabilities	64,236	66,963	65,648	66,035	64,469
Total liabilities	1,548,616	1,567,477	1,506,240	1,505,211	1,553,677
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 150,000 shares authorized	1,042	1,015	1,005	1,004	1,001
Additional paid-in capital	2,533,130	2,461,376	2,435,849	2,432,979	2,423,121
Accumulated other comprehensive income (loss)	(1,527)	(1,569)	(1,611)	(1,653)	(3,242)
Cumulative net income attributable to common stockholders	918,841	909,685	891,027	863,547	845,631
Cumulative dividends	(2,158,487)	(2,127,760)	(2,097,572)	(2,067,448)	(2,037,326)
Total stockholders' equity	1,292,999	1,242,747	1,228,698	1,228,429	1,229,185
Total liabilities and stockholders' equity	$2,841,615	$2,810,224	$2,734,938	$2,733,640	$2,782,862

CAPITAL FUNDING
Re/development	$16,553	$9,322	$7,103	$4,165	$6,581
1st generation tenant improvements	393	3,208	3,959	1,150	3,463
2nd generation tenant improvements	5,093	4,281	3,637	2,496	2,992
Leasing commissions paid	1,079	1,856	1,050	1,251	3,347
Capital additions:
Revenue enhancing	717	1,803	1,963	3,188	781
Routine and non-revenue enhancing	1,600	2,393	1,543	3,580	1,469

(1)	The balance sheet information is presented as of the last day of the quarter indicated.

(2)
The Company adopted a new accounting standard (ASU 2015-03 - "Simplifying the Presentation of Debt Issuance Costs") on January 1, 2016 which resulted in a reclassification of deferred financing costs from Other assets to the Notes and bonds payable line item.

HEALTHCARE REALTY I 7	1Q I 2016 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q1 2016 Interest Expense	Balance as of 3/31/2016	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2021, net of discount	$5,829	$396,652	58	5.97%
Senior Notes due 2023, net of discount	2,390	246,996	85	3.95%
Senior Notes due 2025, net of discount (1)	2,468	247,655	109	4.08%
Total Senior Notes Outstanding	$10,687	$891,303	79	4.89%
Unsecured credit facility due 2017	768	199,000	13	1.58%
Unsecured term loan facility due 2019	821	199,315	35	1.64%
Mortgage notes payable, net	1,747	128,729	75	5.25%
Total Outstanding Notes and Bonds Payable	$14,023	$1,418,347	63	4.00%
Interest cost capitalization	(179)
Unsecured credit facility fee and deferred financing costs	1,094
Total Quarterly Consolidated Interest Expense	$14,938

(1)
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

(2)
The Company adopted a new accounting standard (ASU 2015-03 - "Simplifying the Presentation of Debt Issuance Costs") on January 1, 2016 which resulted in a reclassification of deferred financing costs from Other assets to the Notes and bonds payable line item. The Company adjusted the effective interest rates to reflect this change.

SELECTED FINANCIAL DEBT COVENANTS (2)
	Calculation	Requirement	Trailing Twelve Months Ended 3/31/2016
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	40.8%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	3.7%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	41.7%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.65x	3.4x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	3.7x
Excess Tangible Net Worth	Tangible Net Worth - Required Base	Greater than $0	$907,228
Construction and Development	CIP / Total Assets	Not greater than 15%	1.1%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.6%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	39.4%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	3.5%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	253.8%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	3.7x

Other
Net Debt to EBITDA	Total Debt less Cash on Hand / EBITDA	Not required	6.3x
Debt to Enterprise Value (3)	Total Debt / Enterprise Value	Not required	31.0%

(2) Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.
(3) Based on the closing price of $30.28 on April 29, 2016 and 104,813,383 shares outstanding.

HEALTHCARE REALTY I 8	1Q I 2016 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2016 ACQUISITION ACTIVITY

Location	Campus Location	Distance to Campus	Health System Affiliation	Closing	Purchase Price	Acquisition Costs	Square Feet	Aggregate Leased %	Cap Rate (2)
Seattle, WA (1)	ADJ	0.24 miles	UW Medicine	3/31/2016	$38,259	$1,618	69,712	100%	5.5%
Seattle, WA	ON	0.00 miles	UW Medicine	4/29/2016	21,615	362	46,637	100%	5.9%
Total					$59,874	$1,980	116,349	100%	5.6%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (3)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2012	$94,951	—	$78,297	$5,608	$178,856	$91,384
2013	216,956	—	58,731	—	275,687	101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	187,216	—	—	27,859	215,075	157,975
2016	59,874	—	—	16,553	76,427	—
Total	$644,074	$1,900	$138,272	$54,404	$838,650	$386,109
% of Total	76.8%	0.2%	16.5%	6.5%	100%

RE/DEVELOPMENT ACTIVITY
Location	Type (4)	Campus Location	Square Feet	Budget	Amount Funded Q1 2016	Total Amount Funded Through 3/31/2016	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date
Construction activity
Birmingham, AL (5)	Redev	Off	138,000	$15,400	$3,825	$10,705	$4,695	100%	Q4 2015 (5)
Austin, TX	Dev	Adj	12,900	5,575	1,298	4,614	961	89%	Q2 2016
Nashville, TN (6)	Redev	On	294,000	51,800	10,789	32,608	19,192	83%	Q1 2017
Denver, CO	Dev	On	98,000	26,500	641	870	25,630	35%	Q2 2017
Total construction activity			542,900	$99,275	$16,553	$48,797	$50,478	79%

(1)	Acquisition costs in Q1 2016 include a credit to the seller related to a loan prepayment, broker's commission and excise taxes.

(2)	Represents the forecasted first year NOI / purchase price plus acquisition costs and expected capital additions.

(3)	Net of mortgage notes receivable payoffs upon acquisition.

(4)	Redev - Redevelopment; Dev - Development

(5)
Includes $5.9 million for the addition of a 400-space parking garage which was completed in November 2015 and $9.5 million in tenant improvement allowances and commissions, a portion of which has not been completed.

(6)
Includes $15.2 million for the addition of 70,000 rentable square feet, $18.9 million for a 907-space parking garage and associated land and $17.7 million for existing building upgrades and tenant improvement allowances associated with newly executed leases.

HEALTHCARE REALTY I 9	1Q I 2016 SUPPLEMENTAL INFORMATION

Portfolio by Market and Building Size
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (89.4%)		INPATIENT (7.1%)		OTHER (3.5%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$477,246	2,149,939		42,627	156,245		2,348,811	16.4%
Charlotte, NC	167,148	820,457					820,457	5.7%
Seattle - Bellevue, WA	311,317	705,630	67,510				773,140	5.4%
Nashville, TN	104,229	762,708					762,708	5.3%
Houston, TX	128,202	591,027					591,027	4.1%
Los Angeles, CA	137,648	488,371		63,000			551,371	3.8%
Richmond, VA	146,315	548,801					548,801	3.8%
Des Moines, IA	133,725	233,413	146,542			152,655	532,610	3.7%
San Antonio, TX	102,811	483,811		39,786			523,597	3.7%
Memphis, TN	91,030	515,876					515,876	3.6%
Roanoke, VA	48,741		334,454			126,427	460,881	3.2%
Austin, TX	125,393	351,725		66,095			417,820	2.9%
Indianapolis, IN	76,983	382,695					382,695	2.7%
Denver, CO	109,469	346,335		34,068			380,403	2.7%
Honolulu, HI	136,125	298,427					298,427	2.1%
Oklahoma City, OK	109,046	68,860	200,000				268,860	1.9%
Chicago, IL	57,254	243,491					243,491	1.7%
Miami, FL	52,392	241,980					241,980	1.7%
Colorado Springs, CO	50,687	241,224					241,224	1.7%
Phoenix, AZ	64,398	179,963		51,903			231,866	1.6%
Detroit, MI	25,169	199,749				11,308	211,057	1.5%
San Francisco, CA	85,466	210,621					210,621	1.5%
South Bend, IN	43,921	205,573					205,573	1.4%
Springfield, MO	111,293				186,000		186,000	1.3%
Washington, DC	31,353	182,836					182,836	1.3%
Other (31 markets)	459,935	1,324,132	296,623	373,722		214,864	2,209,341	15.3%
Total	$3,387,296	11,777,644	1,045,129	671,201	342,245	505,254	14,341,473	100.0%
Number of Properties		163	14	11	2	9	199
Percent of Square Feet		82.1%	7.3%	4.7%	2.4%	3.5%	100.0%
Investment (1)		$2,663,813	$247,723	$191,815	$208,725	$75,220	$3,387,296
% of Investment		78.6%	7.3%	5.7%	6.2%	2.2%	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	43.4%	6,235,128	145,003	43
<100,000 and >75,000	23.3%	3,341,479	85,679	39
<75,000 and >50,000	18.1%	2,590,764	63,189	41
<50,000	15.2%	2,174,102	28,607	76
Total	100.0%	14,341,473	72,068	199

(1)	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY I 10	1Q I 2016 SUPPLEMENTAL INFORMATION

Square Feet by Provider (1)

BY PROVIDER
			ASSOCIATED			LEASED
Top Providers	Health System Rank (2)	Credit Rating	Buildings (3)	SF (3)	% of Total SF(4)	# of Leases	SF	% of Total SF
Baylor Scott & White Health	19	AA-/Aa3	25	2,353,126	16.4%	159	1,150,335	8.0%
Ascension Health	3	AA+/Aa2	16	1,167,438	8.1%	54	308,305	2.1%
Catholic Health Initiatives	7	A-/A2	14	997,574	7.0%	87	604,560	4.2%
HCA	2	BB/B1	14	867,546	6.0%	22	462,957	3.2%
Carolinas HealthCare System	27	AA-/Aa3	16	765,116	5.3%	76	579,900	4.0%
Tenet Healthcare Corporation	6	B/B1	10	701,054	4.9%	35	184,887	1.3%
Bon Secours Health System	49	A-/A2	7	548,801	3.8%	61	265,953	1.9%
Baptist Memorial Health Care	105	A-/--	7	515,876	3.6%	18	105,419	0.7%
HealthSouth	89	BB-/Ba3	6	412,989	2.9%	6	412,989	2.9%
Mercy (St. Louis)	30	AA-/Aa3	2	386,000	2.7%	2	386,000	2.7%
Indiana University Health	22	AA-/Aa3	3	382,695	2.7%	39	256,624	1.8%
University of Colorado Health	73	AA-/Aa1	5	345,240	2.4%	12	131,562	0.9%
Hawaii Pacific Health	172	A/A1	3	298,427	2.1%	26	62,669	0.4%
Trinity Health	8	AA-/Aa3	2	278,904	1.9%	25	137,053	1.0%
Providence Health & Services	9	AA-/Aa3	4	255,542	1.8%	14	127,287	0.9%
Medstar Health	31	A-/A2	3	241,739	1.7%	49	128,216	0.9%
Advocate Health Care	26	AA/Aa2	2	238,391	1.7%	18	75,224	0.5%
Memorial Hermann	43	A+/A1	4	206,090	1.4%	1	82,686	0.6%
Community Health Systems	4	B+/B1	4	201,574	1.4%	14	86,724	0.6%
Other Credit Rated			21	1,574,057	11.0%	87	680,680	4.7%
Total - Credit Rated			168	12,738,179	88.8%	805	6,230,030	43.4%

BY RANK (% of total SF)
	MSA		HEALTH SYSTEM (2)(3)
Rank	MOB / Outpatient	Total	MOB / Outpatient	Total
Top 25	58%	54%	55%	52%
Top 50	83%	78%	74%	70%
Top 75	87%	81%	78%	73%
Top 100	91%	87%	80%	78%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database. The database includes nearly 500 of approximately 1,500 health systems in the United States.

(3)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(4)	Based on square footage, 88.8% of HR's portfolio is associated with a credit-rated healthcare provider and 73.4% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 11	1Q I 2016 SUPPLEMENTAL INFORMATION

Square Feet by Proximity (1)

MEDICAL OFFICE BUILDINGS BY LOCATION
	2016	2015				2014
	Q1	Q4	Q3	Q2	Q1	Q4
On campus	66%	67%	67%	68%	68%	69%
Adjacent to campus (2)	18%	13%	13%	12%	12%	12%
Total on/adjacent	84%	80%	80%	80%	80%	81%
Off campus - anchored by hospital system	9%	9%	9%	9%	9%	9%
Off campus	7%	11%	11%	11%	11%	10%
	100%	100%	100%	100%	100%	100%

MEDICAL OFFICE BUILDINGS BY DISTANCE TO HOSPITAL CAMPUS (3)
Greater than	Less than or equal to	Number of Buildings	Square Feet	% of Total	Cumulative %	Campus Proximity
	0.00	105	8,431,347	66%	66%	On campus
0.00	250 yards	19	1,228,980	9%	75%	Adjacent (2)
250 yards	0.25 miles	19	1,121,208	9%	84%
0.25 miles	0.50	3	143,690	1%	85%	Off campus
0.50	1.00	3	336,602	3%	88%
1.00	2.00	8	608,486	5%	93%
2.00	5.00	10	476,633	4%	97%
5.00	10.00	6	332,359	2%	99%
10.00		4	143,468	1%	100%
Total		177	12,822,773	100%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(3)
Hospitals include acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

HEALTHCARE REALTY I 12	1Q I 2016 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT NET LEASE			TOTAL
	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Total Square Feet
2016	418	1,296,899	13.1%	2	69,749	3.1%	420	1,366,648	11.2%
2017	351	1,565,112	15.8%	5	334,454	14.6%	356	1,899,566	15.6%
2018	328	1,531,996	15.4%	—	—	—%	328	1,531,996	12.5%
2019	297	1,355,422	13.7%	9	371,805	16.3%	306	1,727,227	14.1%
2020	225	1,196,735	12.1%	1	83,318	3.6%	226	1,280,053	10.5%
2021	103	540,770	5.4%	2	143,868	6.3%	105	684,638	5.6%
2022	91	677,907	6.8%	2	137,016	6.0%	93	814,923	6.7%
2023	96	700,654	7.0%	1	75,000	3.3%	97	775,654	6.4%
2024	54	404,106	4.0%	1	51,903	2.3%	55	456,009	3.7%
2025	38	383,689	3.9%	2	91,561	4.0%	40	475,250	3.9%
Thereafter	25	276,252	2.8%	9	926,073	40.5%	34	1,202,325	9.8%

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (2)	Single-Tenant Net Lease Properties
0 - 2,500	962	—
2,501 - 5,000	557	—
5,001 - 7,500	186	1
7,501 - 10,000	105	1
10,001 +	216	32
Total Leases	2,026	34

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	The average lease size in the multi-tenant properties is 4,901 square feet.

HEALTHCARE REALTY I 13	1Q I 2016 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY
			2016	2015
	Investment at 3/31/2016	Square Feet at 3/31/2016	Q1	Q4	Q3	Q2	Q1
Multi-Tenant
Same store properties	$2,256,745	10,166,494	87.9%	87.6%	87.4%	87.4%	86.8%
Acquisitions	305,167	894,760	91.8%	89.7%	89.9%	90.7%	90.5%
Reposition	152,351	995,472	56.5%	56.7%	51.4%	50.7%	50.7%
Total	$2,714,263	12,056,726	85.6%	85.3%	84.2%	84.2%	83.8%

Single-Tenant Net lease
Same store properties	$581,856	2,084,747	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	91,177	200,000	100.0%	100.0%	100.0%	100.0%	100.0%
Total	$673,033	2,284,747	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store properties	$2,838,601	12,251,241	90.0%	89.8%	89.6%	89.5%	89.1%
Acquisitions	396,344	1,094,760	93.3%	91.4%	91.7%	93.0%	93.1%
Reposition	152,351	995,472	56.5%	56.7%	51.4%	50.7%	50.7%
Total	$3,387,296	14,341,473	87.9%	87.6%	86.8%	86.7%	86.6%

# of Properties
Same store properties			166	166	160	159	162
Acquisitions			16	16	17	18	18
Reposition			17	16	18	19	18
Total			199	198	195	196	198

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

HEALTHCARE REALTY I 14	1Q I 2016 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

QUARTERLY (1)
	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Multi-tenant
Revenues	$71,571	$71,344	$70,082	$69,235	$68,604	$68,001	$67,468	$67,179
Expenses	29,981	32,082	30,644	29,411	29,803	29,507	30,488	30,060
NOI	$41,590	$39,262	$39,438	$39,824	$38,801	$38,494	$36,980	$37,119
Occupancy	87.9%	87.8%	87.3%	87.6%	87.2%	87.3%	87.2%	86.4%
Number of properties	133	133	133	133	133	133	133	133

Single-tenant net lease
Revenues	$14,734	$14,723	$14,656	$14,561	$14,610	$14,407	$14,131	$13,803
Expenses	454	479	417	395	393	431	360	557
NOI	$14,280	$14,244	$14,239	$14,166	$14,217	$13,976	$13,771	$13,246
Occupancy	100.0%	100.0%	100.0%	100.0%	98.3%	98.3%	98.3%	98.3%
Number of properties	33	33	33	33	33	33	33	33

Total
Revenues	$86,305	$86,067	$84,738	$83,796	$83,214	$82,408	$81,599	$80,982
Expenses	30,435	32,561	31,061	29,806	30,196	29,938	30,848	30,617
Same Store NOI	$55,870	$53,506	$53,677	$53,990	$53,018	$52,470	$50,751	$50,365
Occupancy	90.0%	89.8%	89.4%	89.7%	89.4%	89.2%	89.1%	88.4%
Number of properties	166	166	166	166	166	166	166	166
% NOI year-over-year growth	5.4%	2.0%	5.8%	7.2%

TRAILING TWELVE MONTHS (1)
	Twelve Months Ended March 31,
	2016	2015	% Change
Multi-tenant
Revenues	$282,232	$271,252	4.0%
Expenses	$122,118	$119,858	1.9%
NOI	$160,114	$151,394	5.8%
Revenue per average occupied square foot	$31.71	$30.71	3.2%
Average occupancy	87.5%	86.9%
Number of properties	133	133

Single-tenant net lease
Revenues	$58,674	$56,951	3.0%
Expenses	$1,745	$1,741	0.2%
NOI	$56,929	$55,210	3.1%
Revenue per average occupied square foot	$28.14	$27.71	1.6%
Average occupancy	100.0%	98.6%
Number of properties	33	33

Total
Revenues	$340,906	$328,203	3.9%
Expenses	$123,863	$121,599	1.9%
Same Store NOI	$217,043	$206,604	5.1%
Revenue per average occupied square foot	$31.03	$30.15	2.9%
Average occupancy	89.7%	88.9%
Number of Properties	166	166

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY I 15	1Q I 2016 SUPPLEMENTAL INFORMATION

Reconciliation of NOI
(dollars in thousands)

QUARTERLY
	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Rental income (a)	$98,740	$97,466	$95,383	$95,450	$95,034	$93,648	$92,095	$89,279
Property lease guaranty revenue (b)	1,002	851	999	937	1,102	1,029	1,100	1,160
Exclude straight-line rent revenue	(2,132)	(1,929)	(2,309)	(2,475)	(2,832)	(3,122)	(3,046)	(2,504)
Revenue	97,610	96,388	94,073	93,912	93,304	91,555	90,149	87,935
Property operating expense	(35,406)	(36,758)	(35,247)	(33,927)	(34,263)	(33,386)	(34,204)	(33,635)
NOI	$62,204	$59,630	$58,826	$59,985	$59,041	$58,169	$55,945	$54,300
Less:
Acquisitions	(5,552)	(5,209)	(4,156)	(3,669)	(3,602)	(2,786)	(2,252)	(851)
Reposition	(881)	(1,006)	(885)	(820)	(863)	(1,332)	(1,194)	(1,326)
Dispositions / other	99	91	(108)	(1,506)	(1,558)	(1,581)	(1,748)	(1,758)
Same store NOI	$55,870	$53,506	$53,677	$53,990	$53,018	$52,470	$50,751	$50,365

(a) Rental income reconciliation:
Property operating	$80,501	$79,466	$76,960	$75,470	$74,654	$73,153	$71,847	$71,029
Single-tenant net lease	16,107	16,071	16,114	17,505	17,548	17,373	17,202	15,746
Straight-line rent	2,132	1,929	2,309	2,475	2,832	3,122	3,046	2,504
Total consolidated rental income	$98,740	$97,466	$95,383	$95,450	$95,034	$93,648	$92,095	$89,279

(b) Other operating income reconciliation:
Property lease guaranty revenue	$1,002	$851	$999	$937	$1,102	$1,029	$1,100	$1,160
Interest income	123	123	144	156	157	163	246	130
Other	156	142	170	134	132	128	128	133
Total consolidated other operating income	$1,281	$1,116	$1,313	$1,227	$1,391	$1,320	$1,474	$1,423

TRAILING TWELVE MONTHS
	Twelve Months Ended March 31,
	2016	2015
NOI	$240,645	$227,455
Less:
Acquisitions	(18,586)	(9,491)
Reposition	(3,592)	(4,715)
Dispositions / other	(1,424)	(6,645)
Same store NOI	$217,043	$206,604

HEALTHCARE REALTY I 16	1Q I 2016 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

	2016				2015	2014
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Contractual rent increases occurring in the quarter
Multi-tenant properties	2.9%	3.0%	2.9%	3.1%	3.0%	2.9%	3.0%	3.0%
Single-tenant net lease properties	1.0%	1.6%	2.6%	2.2%	0.7%	6.9%	3.5%	2.1%

Multi-tenant renewals
Cash leasing spreads	7.2%	3.7%	2.1%	5.0%	3.6%	4.0%	1.4%	2.5%
Tenant retention rate	87.2%	91.2%	82.4%	87.3%	83.1%	88.6%	85.9%	89.7%

As of 3/31/2016
Multi-Tenant Contractual Rental Rate Increases by Type
Annual increase	84.9%
Non-annual increase	6.8%
No increase (term < 1 year)	4.9%
No increase (term > 1 year)	3.4%

Tenant Type
Multi-Tenant properties
Hospital	45.0%
Physician and other	55.0%
Single-Tenant net lease properties
Hospital	82.5%
Other	17.5%

Lease Structure, multi-tenant only
Gross	16.3%
Modified gross	30.0%
Net	53.7%

Ownership Type
Ground lease	56.0%
Fee simple	44.0%

(1)	Excludes mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY I 17	1Q I 2016 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	Q1 2016 Same Store NOI(1)	Q1 2016 Acquisitions NOI (2)	Q1 2016 Reposition NOI(3)	Timing Adjustments(4)	Q1 2016 Adjusted NOI	Annualized Adjusted NOI	% of Adjusted NOI
MOB / Outpatient	$44,796	$5,552	$980	$1,814	$53,142	$212,568	82.7%
Inpatient rehab	4,811	—	—	—	4,811	19,244	7.5%
Inpatient surgical	4,442	—	—	—	4,442	17,768	6.9%
Other	1,821	—	55	—	1,876	7,504	2.9%
Total NOI	$55,870	$5,552	$1,035	$1,814	$64,271	$257,084	100.0%

TOTAL SHARES OUTSTANDING (AS OF APRIL 29, 2016) 104,813,383

DEVELOPMENT PROPERTIES
Land held for development	$17,434
Construction in progress	31,669
Subtotal	$49,103

OTHER ASSETS
Assets held for sale(5)	$702
Reposition properties (net book value)(3)	12,221
Cash and other assets(6)	82,484
Subtotal	$95,407

DEBT
Unsecured credit facility	$199,000
Unsecured term loan	200,000
Senior notes	900,000
Mortgage notes payable	128,343
Other liabilities(7)	96,883
Subtotal	$1,524,226

(1)	See Same Store Properties schedule on page 14 for details on same store NOI.

(2)	Adjusted to reflect quarterly NOI from properties acquired during the full eight quarter period that are not included in same store NOI.

(3)
Reposition properties includes 17 properties which comprise 1,032,782 square feet. The NOI table above includes 10 of these properties comprising 773,111 square feet that have generated positive NOI totaling approximately $1.0 million. The remaining 7 properties, comprising 222,361 square feet, have generated an NOI loss of approximately $0.1 million and are reflected at a net book value of $12.2 million in the table above.

(4)
Timing adjustments related to current quarter acquisitions only as well as adjustments to an estimated full annual stabilization rate of $27.5 million for the 12 properties previously classified as development conversions.

(5)	Assets held for sale includes one real estate property that is excluded from same store NOI and reflects net book value.

(6)
Includes cash of $2.2 million and other assets of $80.3 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $63.2 million and above-market intangible assets (net) of $17.1 million.

(7)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $66.0 million, pension plan liability of $19.6 million, security deposits of $6.5 million, market-rate lease intangibles of $3.7 million, and deferred operating expense reimbursements of $1.1 million. Also, excludes deferred revenue of $33.4 million.

HEALTHCARE REALTY I 18	1Q I 2016 SUPPLEMENTAL INFORMATION

Components of Expected 2016 FFO
(dollars in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant	87.5%	89.5%
Single-Tenant Net Lease	100.0%	100.0%

TTM Revenue per Occupied Square Foot (1)
Multi-Tenant	$31.00	$33.00
Single-Tenant Net Lease	$28.00	$29.00

Multi-Tenant TTM NOI Margin (1)	56.0%	58.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	80.0%	90.0%
Non-annual Increase	7.0%	9.0%
No Increase (term < 1 year)	4.0%	6.0%
No Increase (term > 1 year)	3.0%	5.0%

Contractual increases Occurring in the Quarter
Multi-Tenant	2.8%	3.0%
Single-Tenant Net Lease	1.0%	3.0%

Multi-Tenant Cash Leasing Spreads	2.5%	6.0%

Multi-Tenant Lease Retention Rate	75.0%	90.0%

TTM NOI Growth (1)
Multi-Tenant (2)	4.5%	6.5%
Single-Tenant Net Lease	1.0%	3.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High

Normalized G&A (3)	$28,500	$31,500

Funding Activity
Acquisitions	$125,000	$175,000
Dispositions	(50,000)	(100,000)
Development	15,000	25,000
Redevelopment	28,000	33,000
Capital Additions
Revenue enhancing	6,000	10,000
Routine and non-revenue enhancing	8,000	12,000
1st Generation Tenant Improvements	10,000	15,000
2nd Generation Tenant Improvements	12,000	18,000
Leasing commissions	4,000	8,000

Cash Yield
Acquisitions	5.50%	6.25%
Dispositions	6.00%	7.00%
Development (stabilized)	6.75%	8.00%
Redevelopment (stabilized)	7.50%	8.50%

Leverage (Debt/Cap)	40.0%	45.0%

(1)	TTM = Trailing Twelve Months

(2)	Long-term same store NOI Growth, excluding changes in occupancy, is expected to range between 2% and 4%.

(3)	Normalized G&A excludes acquisition expenses and includes amortization of non-cash share-based compensation awards of $7.4 million inclusive of $2.4 million related to 2015 performance awards.

HEALTHCARE REALTY I 19	1Q I 2016 SUPPLEMENTAL INFORMATION